UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 5, 2008

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code)

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.   Compensatory Arrangements of Certain Officers.

On September 5, 2008, the Compensation Committee of the board of directors (the “Board”) of Mattel, Inc. (“Mattel”) approved the Mattel, Inc. Deferred Compensation and PIP Excess Plan (Post-2004) plan document (the “New Executive Deferred Compensation Plan Document”) primarily to bring the Mattel, Inc. Deferred Compensation and PIP Excess Plan, as amended (the “Executive Plan”), into compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder (“Section 409A”). Section 409A is the tax law enacted in 2004 governing “nonqualified deferred compensation” arrangements that imposes an additional tax and penalties on service providers (including employees and directors) if a covered arrangement does not comply with Section 409A.

The Executive Plan is a nonqualified, unfunded deferred compensation plan, which provides specified benefits to a select group of management or highly compensated employees who contribute materially to the continued growth, development, and future business success of Mattel. The New Executive Deferred Compensation Plan Document governs amounts deferred (within the meaning of Section 409A) in taxable years beginning on and after January 1, 2005 and includes changes to:

•	reflect the new rules governing the timing of payments and the timing and duration of deferral elections,

•	conform the definitions of “change in control,” “disability” and “severance” with the definitions required under Section 409A, and

•	provide for the automatic distribution of account balances upon the occurrence of a “change in control” instead of providing that such distributions are at the discretion of the administrator.

The changes reflected in the New Executive Deferred Compensation Plan Document will not result in any material incremental cost to Mattel. Compensation deferred and vested as of December 31, 2004 will be covered by the version of the Executive Plan in effect on that date.

The foregoing description of the changes reflected in the New Executive Deferred Compensation Plan Document is not a complete description of the changes to the Executive Plan and is qualified by reference to the full text of the New Executive Deferred Compensation Plan Document, which Mattel will file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro forma financial information: None

(c) Shell company transactions: None

(d) Exhibits: None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ Robert Normile
Robert Normile Senior Vice President, General Counsel and Secretary

Dated: September 10, 2008

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